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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS



  We consent to the reference to our firm under the caption "Experts" in this Form S-8 Registration Statement of Boston Properties, Inc. and to the incorporation by reference therein of our reports indicated below with respect to the financial statements indicated below of Boston Properties, Inc.

                                                             Date of
                                                             Independent
                  Financial Statements                       Accountants Report
                  --------------------                       ------------------

Financial statements of Boston Properties, Inc.              January 23, 1998,
as of December 31, 1997 and for the period from              except for
June 23, 1997 to December 31, 1997, and of The Boston        Note 16 as to which
Properties Predecessor Group as of December 31, 1996         the date is
and for the years ended December 31, 1996 and 1995, and      February 2, 1998
for the period from January 1, 1997 to June 22, 1997.

Financial statement schedules of Boston Properties, Inc.
as of December 31, 1997.                                     January 23, 1998

Statement of revenue over certain operating expenses
of Riverfront Plaza for the year ended December 31, 1997.    August 17, 1998

Statement of revenue over certain operating expenses
of the Mulligan/Griffin Portfolio for the year ended
December 31, 1997.                                           August 14, 1998

Statement of revenue over certain operating expenses
of the Carnegie Center Portfolio for the year ended
December 31, 1997.                                           July 30, 1998

Statement of revenue over certain operating expenses
of Prudential Center for the year ended
December 31, 1997.                                           July 24, 1998

Statement of revenue over certain operating expenses
of Metropolitan Square for the year ended
December 31, 1997.                                           July 10, 1998

Statement of revenue over certain operating expenses
of Riverfront Plaza for the year ended December 31, 1996.    November 25, 1997

Statement of revenue over certain operating expenses
of the Mulligan/Griffin Portfolio for the year ended
December 31, 1996.                                           November 20, 1997

Statement of revenue over certain operating expenses
of 100 East Pratt Street for the year ended
December 31, 1996.                                           November 3, 1997

Statement of revenue over certain operating expenses
of 875 Third Avenue for the year ended
December 31, 1996.                                           October 17, 1997

Statement of revenue over certain operating expenses
of 280 Park Avenue for the year ended December 31, 1996.     October 17, 1997


                                    PricewaterhouseCoopers LLP


Boston, Massachusetts
January 7, 1999